Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                          }     CASE NUMBER
                                }     02-10835
                                }
The NewPower Company, et. al.   }     JUDGE   W. Homer Drake, Jr.
                                }
DEBTORS                         }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 8/31/05 To 9/30/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303
Tel: (203) 329-8412                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835               Post Petition
                                            Totals
For Period from August 31, 2005 through September 30, 2005

Opening Cash Balance -8/31/05          $  52,108

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other           30
---------------------------------------------------
Total Inflows                                 30   |
------------------------------------------------------------------------------
                                                    Distribution of Outflows
Outflows:                                         NewPower        The NewPower
Post Petition:                                  Holdings, Inc.        Company

Professionals - Bankruptcy                   160          160
Consulting Fees
Lockbox Fees                                   0            0
Supplies & Misc
Rent                                           0            0
Insurance
Utilities (Heat, Hydro, Phone, etc.)           1            1
Payroll                                        7            7
T&E Reimbursements
State Tax Payments
Distribution to Equity
----------------------------------------------------------------------------
Total Outflows                               168          168
----------------------------------------------------------------------------

--------------------------------------------------
Net Cash Flows                              (138)
--------------------------------------------------

                                     -------------
Closing Cash Balance                  $   51,970
===============================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                             34,546

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2005 through September 30, 2005
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 8/31/05 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                        ----------

End of Month Balance - Gross             $ 13,476 (per 9/30/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                        ----------

End of Month Balance - Net of Allowance  $      -
                                        ==========

                                  Note:  The accounts receivable aging below
                                         relates only to deliveries to
                                         customers subsequent to the June 11,
                                         2002 petition date.



                                        AR Aging for Post Petition Receivables

                                         Current  > 30 days  > 60 days   Total
                                        ---------------------------------------

                                        $ -        $ -       $ 111      $ 111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2005 through September 30, 2005
Amounts in $000's


See attached System Generated A/P reports as of 9/30/2005 (Attachments 2A and
2B).


Beginning of Period Balance          $      - (per 8/31/05 G/L)
PLUS: New Indebtedness Incurred           371
LESS: Amounts Paid on A/P                (196)
                                     ---------

End of Month Balance                 $    175 (per 9/30/05 G/L)
                                     =========

                                The New Power Company                       Exhibit 2A
                                Vendor Balance Detail
                               As of September 30, 2005

                                             Date           Amount          Balance
                                          ------------   ------------   --------------
    Kaster Moving Co. Inc.                                                       0.00
                                           09/12/2005          82.50            82.50
                                           09/12/2005         -82.50             0.00
                                                         ------------   --------------
    Total Kaster Moving Co. Inc.                                0.00             0.00

    Mellon Investors Services, LLC                                               0.00
                                           09/12/2005       1,497.98         1,497.98
                                           09/12/2005      -1,497.98             0.00
                                                         ------------   --------------
    Total Mellon Investors Services, LLC                        0.00             0.00

    Parker, Hudson, Rainer & Dobbs                                               0.00
                                           09/12/2005       2,161.35         2,161.35
                                           09/12/2005      33,194.77        35,356.12
                                           09/12/2005      35,490.07        70,846.19
                                           09/12/2005      41,091.31       111,937.50
                                           09/12/2005      10,212.09       122,149.59
                                           09/12/2005      16,447.54       138,597.13
                                           09/12/2005      20,005.61       158,602.74
                                           09/12/2005    -158,602.74             0.00
                                                         ------------   --------------
    Total Parker, Hudson, Rainer & Dobbs                        0.00             0.00

    SNET                                                                         0.00
                                           09/12/2005          10.90            10.90
                                           09/12/2005         128.59           139.49
                                           09/12/2005        -139.49             0.00
                                                         ------------   --------------
    Total SNET                                                  0.00             0.00
                                                         ------------   --------------
TOTAL                                                           0.00             0.00
                                                         ============   ==============


    New Invoices                                                           160,322.71
    Bills Paid                                                            -160,322.71

                             The New Power Company                  Exhibit 2B
                             Vendor Balance Detail
                           As of September 30, 2005


                                                     Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                              22,728.18
                                                    ----------------
                                                         181,107.35
                                                    ----------------
TOTAL                                                    181,107.35
                                                    ================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2005 through September 30, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                     $ - (per 8/31/05 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                                 $ - (per 9/30/05 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:   Purchases                                       -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                   $ 1,378,943.00
Total Deposits                      $ 3,745.44
Total Payments                      $ 168,871.92
Closing Balance                     $ 1,213,816.52
Service Charges                     $ 292.63

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   8/01/2005-8/31/2005

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                            $ 16,213,621.87
Total Deposits                               $ 8,662.07
Total Payments
Closing Balance                              $ 16,222,283.94
Service Charges                              $ -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :             NewPower Holdings Inc.
Case # :                     02-10835
Reporting Period:            8/01/2005-8/31/2005

Name of Bank:                JP Morgan Chase
Branch:                      New York ABA # 021000021
Account Name:                The New Power Company Reserve Account
Account Number:
Purpose of Account:          Reserve for Shareholder Distributions

Beginning Balance             $34,527,692.35
Total Deposits                $ 18,354.76
Total Payments
Closing Balance               $34,546,047.11
Service Charges               $ -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

April 2005 Interest              $ 18,396.07
May 2005 Interest                $ 19,019.43
June 2005 Interest               $ 18,416.06
July 2005 Interest               $ 19,040.10
August 2005 Interest             $ 19,142.10
September 2005 Interest          $ 18,354.76

Interest Calculations:

                              Shares       Distribution   2004 Int.   Q1 2005    Q2 2005    Jul-05     Aug-05     Aug-05
Lana Pai                        1,032,000     608,880.00     729.73     947.70     989.97     337.61     339.42     325.46
Enron Energy Services           8,650,400   5,103,736.00   6,116.75   7,943.81   8,298.11   2,829.89   2,845.05   2,728.02
Cortez Energy Services          5,000,000   2,950,000.00   3,535.53   4,591.59   4,796.38   1,635.70   1,644.46   1,576.82
McGarrett I,  LLC               6,766,400   3,653,856.00   4,379.09   5,687.12   5,940.77   2,025.97   2,036.82   1,953.04
McGarrett II,  LLC              8,458,200   4,567,428.00   5,473.99   7,109.06   7,426.14   2,532.52   2,546.08   2,441.36
McGarrett III, LLC              2,791,800   1,507,572.00   1,806.80   2,346.49   2,451.15     835.91     840.39     805.82

Surfboards & Co.- warrants      5,404,800   2,918,592.00   3,497.89   4,542.70   4,745.31   1,618.28   1,626.95   1,560.03
EES Warrant Trust - warrants   24,117,800  13,023,612.00  15,608.59  20,270.86  21,174.96   7,221.24   7,259.93   6,961.32
Ari Benacerraf- options            10,000       5,400.00       6.47       8.40       8.78       2.99       3.01       2.89

                                           ---------------------------------------------------------------------------------
                                           34,339,076.00  41,154.84  53,447.73  55,831.56  19,040.10  19,142.10  18,354.76


                                 Balance
Lana Pai                         612,549.89
Enron Energy Services          5,134,497.63
Cortez Energy Services         2,967,780.46
McGarrett I,  LLC              3,675,878.80
McGarrett II,  LLC             4,594,957.15
McGarrett III, LLC             1,516,658.55
                                      -
Surfboards & Co.- warrants     2,936,183.16
EES Warrant Trust - warrants  13,102,108.91
Ari Benacerraf- options            5,432.55

                              --------------
                              34,546,047.11

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $171,408.81
Total Payments                    $171,408.81
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200762
Last Check issued this Period                              200770
Total # of checks issued this Period                            9

                                                                  Attachment 4
                                                                  Page 5 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $ -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2005-8/31/2005

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                          The New Power Company                              Exhibit 5
                                              Check Detail
                                             September 2005

    Num             Date                    Name                     Paid Amount      Original Amount
------------   ------------   -----------------------------------   -------------   -------------------
200763          08/30/2005    M. Patricia Foster                                             3,606.81
200764          09/12/2005    Parker, Hudson, Rainer & Dobbs                               158,602.74
200765          09/12/2005    Mellon Investors Services, LLC                                 1,497.98
200766          09/12/2005    Kaster Moving Co. Inc.                                            82.50
200767          09/12/2005    Leboeuf, Lamb, Greene & Macrae                                   265.66
200768          09/12/2005    SNET                                                             139.49
200769          09/16/2005    M. Patricia Foster                                             3,606.82
200770          09/30/2005    M. Patricia Foster                                             3,606.81

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2005 through September 30, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------







Taxes Owed and Due
------------------

As of September 30, 2005, the Company has recorded a liability related to payroll taxes due and payable on a quarterly basis.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from August 31, 2005 through September 30, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
                                                        Full Time  Part Time
# of Employees at beginning of period                                      1
# hired during the period                                       -          -
# terminated/resigned during period                             -          -
                                                       ------------------------
# employees on payroll - end of period                          0          1
                                                       ========================

# of employees on temporary consulting assignments                         0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted

                                                                 Attachment 7B
                  Payments made to insiders 9/01/05 -9/30/05    (Supplemental)
Payments are in gross amts

                    Title                  Amount       Date      Type

FOSTER, MARY        President & CEO       $  5,208.33   9/15/2005 Salary for pay period 9/01 - 9/15
                                          $  5,208.33   9/30/2005 Salary for pay period 9/16 - 8/30



                                          ------------

                                          $ 10,416.67
                                          ============

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2005 through September 30, 2005

The NewPower Holding Company, Inc., currently has Directors and Officers Liability Insurance through XL Specialty that is scheduled to expire on October 31, 2005. This program not only includes $10 million in liability coverage for Directors and Officers from 8/1/02 -to 10/31/05, but also includes $20 million in coverages for alledged acts prior to the 8/1/02 date. At the time of the purchase of this policy, the Company believed that it would have distributed the assets of the Company well before 10/31/05. At the time of such an event, the policy was to convert to a three year run-off policy for any acts prior to that final liquidation.
Due to the fact that the Company has not been able to close its bankrupcty case and fully liquidate its assets, it is necessary to obtain Directors and Officers Liability insurance as a normal cost of doing business. The Company has evaluated its potential insurance needs and various alternative insurance scenarios and has determined, in its business judgement, to renew its existing policy for the period October 31, 2005 through June 1, 2007. The policy also provides for a run off period of 3 years upon expiration of the policy or final liquidation of the Company, whichever occurs sooner. The premium being paid for the policy is $400,000 for the term of the policy.